CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated July 3, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-83357) of Dreyfus Intermediate Municipal Bond Fund, Inc.





                                        /s/Ernst & Young LLP
                                        ERNST & YOUNG LLP


New York, New York
September 26, 2001